Commitments and Contingencies - Schedule of Future Minimum Lease Payments Under Non-cancelable Operating Lease Agreements (Detail) $ in Thousands	Dec. 31, 2014 USD ($)
Operating Leases, Future Minimum Payments Due, Fiscal Year Maturity [Abstract]
2015	$ 1,086
2016	1,113
2017	1,106
2018	963
2019 and thereafter	823
Total future minimum payments	$ 5,091